SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 23, 2002

             FRANKLIN FINANCIAL SERVICES CORPORATION
    (Exact name of registrant as specified in its new charter)

          Pennsylvania              0-12126        23-144083
   (State or other jurisdiction   (Commission    (IRS Employer
         of incorporation)        File Number)    Indent. No.)

       20 South Main Street, Chambersburg, PA      17201
       (Address of principal executive office)   (Zip Code)

                          (717) 264-6116
        Registrant's telephone number, including area code

                               N/A
  (Former name or former address, if changes since last report)



Item 5.  Other Events.

     The press release of Franklin Financial Services
Corporation dated April 23, 2002 and attached hereto as
Exhibit 99, which press release relates to the election of Charles M. Sioberg as Vice Chairman of the Board of the
Corporation and his designation as the successor to Robert G.
Zullinger as Chairman of the Board in December 2002 when
Mr. Zullinger retires upon reaching the corporation's mandatory retirement age, is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

              The following exhibits are filed herewith:

Number   Description                                 Page Number

  99     Press Release, dated April 23, 2002              3
         of Franklin Financial Services
         Corporation

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FRANKLIN FINANCIAL
                              SERVICES CORPORATION

                              By:/s/ William E. Snell Jr
                                 William E. Snell, Jr.,
                                 President and
                                 Chief Executive Officer

Dated:  April 26, 2002



                          PRESS RELEASE

For Immediate Release              News Release - April 23, 2002
Franklin Financial Services Corporation
Kenneth C. Ditzler (717) 261-3665

         Sioberg named Franklin Financial Vice Chairman

     (CHAMBERSBURG) The Board of Directors of Franklin Financial
Services Corporation today elected Charles M. "Chuck" Sioberg as
Vice Chairman.

     Sioberg is presently co-owner of Martin & Martin, Inc., an engineering and planning firm located in Chambersburg. He joined the board in 1982 and is involved in a number of community organizations including the Chambersburg Area Development Corporation (CADC), the Greater Chambersburg 21st Century Partnership, and Franklin County Area Development Corporation where he serves as chairman. Sioberg also serves on several advisory boards to Shippensburg University.

     The Board of Directors determined that an individual should be elected to the position of Vice Chairman to facilitate a smooth transition when Board Chairman Robert Zullinger retires from the Board in December 2002, upon his reaching the corporation's mandatory retirement age. Sioberg will succeed Zullinger as chairman of both Franklin Financial and F&M Trust.

     Sioberg's election came at the annual reorganizational meeting which followed the Annual Shareholders meeting. At the Annual Shareholders meeting, shareholders reelected G. Warren Elliott; Dennis W. Good, Jr.; William E. Snell, Jr.; Martha B. Walker; and Robert G. Zullinger to the Board of Directors for three-year terms. In addition, shareholders also approved the Incentive Stock Option Plan of 2002. Approximately 350 shareholders and guests attended the meeting held at the Lighthouse Restaurant in Chambersburg.

     Franklin Financial is the largest independent, locally owned and operated bank holding company in Franklin County with assets of approximately $515 million. Its wholly-owned subsidiary, F&M Trust Company, has thirteen community banking offices located throughout Cumberland and Franklin Counties in Boiling Springs, Carlisle, Chambersburg, Mont Alto, Marion, Newville, Shippensburg and Waynesboro.